SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Advisors Preferred Trust

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Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

April 22, 2019

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal ("Proposal 1") to approve a new investment advisory agreement between Advisors Preferred Trust (the "Trust"), on behalf of The Gold Bullion Strategy Fund, The Gold Bullion Strategy Portfolio, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund, and Quantified STF Fund (each a "Fund" and collectively the "Funds") and Advisors Preferred, LLC (the "Adviser") and a second proposal ("Proposal 2") to approve a new sub-advisory agreement between the Adviser and Flexible Plan Investments, Ltd. ("Flexible Plan") by shareholders of the Funds, at a special meeting of shareholders to be held on May 31, 2019.

The Adviser currently serves as the investment adviser to the Funds under an investment advisory agreement between the Trust and the Adviser. Flexible Plan currently serves as the sub-adviser to the Funds under a sub-advisory agreement between the Adviser and Flexible Plan. The current advisory agreement and current sub-advisory agreements will each automatically terminate as a result of a change in the ownership of the Adviser as more fully described in the enclosed Proxy Statement.

In order for the Adviser and Flexible Plan to continue to provide investment management services to the Fund, the Board of Trustees of the Trust voted unanimously to approve the new advisory agreement and the new sub-advisory agreement under which the Adviser and Flexible Plan will continue to serve as the investment adviser and sub-adviser to the Funds. The new advisory agreement has substantively the same terms as the current advisory agreement, including the same fee rates. The new sub-advisory agreement also has substantively the same terms as the current sub-advisory agreement, including the same fee rates.

We ask that you vote in favor of Proposal 1 to approve the new advisory agreement, and Proposal 2 to approve the new sub-advisory agreement, in order that both the Adviser and Flexible Plan can continue serving the Funds without interruption.

The enclosed Proxy Statement describes the voting process for shareholders. The proxy votes will be reported at the Special Meeting of Shareholders scheduled for May 31, 2019. Please submit your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of the Adviser, Flexible Plan, any of their affiliates, or from our proxy solicitor, AST Fund Solutions, reminding you to vote your shares.

Thank you for your continued support.

Sincerely,

Catherine Ayers-Rigsby

President

Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

1-855-747-9555

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2019

Dear Shareholders:

The Board of Trustees of Advisors Preferred Trust, an open-end investment management company established under the laws of Delaware, has called a special meeting of shareholders of The Gold Bullion Strategy Fund, The Gold Bullion Strategy Portfolio, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund, and Quantified STF Fund to be held at the offices of Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on May 31, 2019 at 10:15 a.m. for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a new advisory agreement between Advisors Preferred, LLC and Advisors Preferred Trust with respect to The Gold Bullion Strategy Fund, The Gold Bullion Strategy Portfolio, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund, and Quantified STF Fund.	FOR
2.	To approve a new sub-advisory agreement between Advisors Preferred, LLC and Flexible Plan Investments, Ltd. with respect to The Gold Bullion Strategy Fund, The Gold Bullion Strategy Portfolio, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund, and Quantified STF Fund	FOR
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on April 15, 2019 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 31, 2019. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed New Advisory and Sub-Advisory Agreements) and Proxy Voting Ballot are available at https://vote.proxyonline.com//AdvisorsPreferred/docs.

By Order of the Board of Trustees

Catherine Ayers-Rigsby, President

April 22, 2019

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the accompanying envelope. You also may vote by telephone or via the Internet by following the instructions on the enclosed proxy card. Whether or not you plan to attend the meeting in person, please vote your shares; if you attend the meeting, you may revoke your proxy and vote your shares in person. For more information or assistance with voting, please call 888-567-1626.

Advisors Preferred Trust

1445 Research Boulevard, Suite 530

Rockville, MD 20850

1-855-747-9555

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2019 at 10:15 A.M.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Advisors Preferred Trust (the "Trust") on behalf of The Gold Bullion Strategy Fund, The Gold Bullion Strategy Portfolio, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund, and Quantified STF Fund (each a "Fund" and collectively the "Funds" or "Flex Funds") for use at the special meeting of shareholders, to be held at the offices of the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788, on May 31, 2019 at 10:15 a.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about April 23, 2019.

Proposals

1.	To approve a new advisory agreement between Advisors Preferred, LLC (the "Adviser") and the Trust with respect to the Funds (the "New Advisory Agreement").
2.	To approve a new sub-advisory agreement between the Adviser and Flexible Plan Investments, Ltd. ("Flexible Plan") with respect to the Funds (the "New Sub-Advisory Agreement").
3.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on April 15, 2019 (the "Record Date) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

Each Fund’s most recent semi-annual and annual reports, including financial statements and schedules, are available at no charge by calling 1-855-747-9555 or by visiting www.advisorspreferred.com.

PROPOSAL 1: APPROVAL OF A NEW ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED, LLC AND THE TRUST

Background

In February 2019, the sole owner of the Adviser, Advisors Preferred Holding, LLC, agreed to sell all of its ownership interest in the Adviser to DGB Holdings LLC ("DGB"), a Delaware limited liability company (the "Transaction"). The Transaction will result in a change of control of the Adviser, with DGB owning 100% of the Adviser. The Transaction will occur on or about May 31, 2019. The Transaction is deemed to be a "change in control" of the Adviser for the purpose of the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of a company is presumed to control the company, and any transaction that results in such owner reducing its interest to less than 25% is presumed to constitute a change in control of an investment adviser. As a result of the Transaction, the current advisory agreement between the Adviser and the Trust (the "Current Advisory Agreement") will automatically terminate on May 31, 2019, or such other date of the Transaction.

At in-person meeting held on March 28, 2019 (the "Board Meeting"), in anticipation of the completion of the Transaction, the Board approved a New Advisory Agreement. The New Advisory Agreement will not be effective until approved by a majority vote of the outstanding shares of each Fund. The Adviser will continue to manage the Funds pursuant to the Current Advisory Agreement or pursuant to an interim agreement until the New Advisory Agreement is approved by shareholders and the Transaction is complete.

The Transaction will not result in any change to any Fund’s investment objective and strategies. The Adviser’s personnel who service the Funds will remain the same. Approval of the New Advisory Agreement will not increase the advisory fees paid by the Funds or their shareholders. For each Fund, the effective date of the New Advisory Agreement will be the closing date of the Transaction if approved by the Fund’s shareholders on or before the closing date of the Transaction, or if not approved by a Fund until after the closing date of the Transaction, the date it is approved by the Fund’s shareholders.

The New Advisory Agreement

The terms of the New Advisory Agreement are identical in all material respects to those of the Current Advisory Agreement, except for the date of commencement and renewal. Under the terms of the Current Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from the Funds as follows:

Fund	Fee
The Gold Bullion Strategy Fund	0.75%
The Gold Bullion Strategy Portfolio	0.75%
Quantified Managed Income Fund	0.75%
Quantified All-Cap Equity Fund	0.75%
Quantified Market Leaders Fund	0.75%
Quantified Alternative Investment Fund	0.75%
Quantified STF Fund	1.00%

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As adviser to the Funds, subject to the Board’s oversight, the Adviser supervises the performance of administrative and professional services provided by others. The Adviser also ensures compliance with the Funds’ respective investment policies and guidelines. The Current Advisory Agreements were most recently renewed on March 28, 2019 and initially approved by the respective Fund’s sole shareholder on the following dates:

Fund	Date
The Gold Bullion Strategy Fund	July 5, 2013
The Gold Bullion Strategy Portfolio	November 1, 2013
Quantified Managed Income Fund	August 9, 2013
Quantified All-Cap Equity Fund	August 9, 2013
Quantified Market Leaders Fund	August 9, 2013
Quantified Alternative Investment Fund	August 9, 2013
Quantified STF Fund	November 13, 2015

The Current Advisory Agreement and New Advisory Agreement provide that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Advisory Agreement will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Funds. The New Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days’ notice.

For the fiscal year indicated, the Adviser and its affiliate, Ceros Financial Services, Inc. ("Ceros"), earned the amounts indicated for each Fund.

Fund	Fiscal Year Ended	Advisor Advisory Fees	Ceros 12b-1 Fees	Ceros Shareholder Service Fees	Ceros Brokerage Commissions
The Gold Bullion Strategy	12-31-18	$350,236	$119,466	$70,319	$21,522
The Gold Bullion Strategy Portfolio	12-31-18	$46,530	$31,088	N/A	$7,033
Quantified Managed Income	06-30-18	$327,411	$111,911	$64,928	$104,714
Quantified All-Cap Equity	06-30-18	$79,573	$27,294	$15,760	$44,570
Quantified Market Leaders	06-30-18	$634,565	$215,420	$126,133	$66,031
Quantified Alternative Investment	06-30-18	$72,355	$24,315	$14,432	$18,064
Quantified STF	06-30-18	$1,030,760	$295,518	$154,248	$28,391

Brokerage commissions listed above represented 100% of each Fund’s brokerage commissions.

The form of New Advisory Agreement is attached as Appendix A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

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Information Concerning the Adviser

The Adviser is a limited liability company organized under the laws of Maryland and was founded in 2011. The Adviser’s principal place of business is 1445 Research Blvd., Suite 530, Rockville, MD 20850. The Adviser is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The names, titles, addresses, and principal occupations of the principal executive officers and directors of the Adviser are set forth below:

Name and Address:*	Title and Principal Occupation:
Catherine Ayers-Rigsby	Chief Executive Officer
Michael Fox	Chief Financial Officer and Chief Compliance Officer
Lynnette Holland	Compliance Manager

* The address for each officer is 1445 Research Blvd., Suite 530, Rockville, MD 20850.

Ms. Ayers-Rigsby is also President and Trustee of the Trust. Mr. Fox is also Chief Compliance Officer of the Trust.

PROPOSAL 2: APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN ADVISORS PREFERRED LLC AND FLEXIBLE PLAN INVESTMENTS, LTD.

Background

As discussed above, the Transaction will cause the automatic termination of the Current Advisory Agreement. This will also cause the automatic termination of the current sub-advisory agreement between the Adviser and Flexible Plan (the "Current Sub-Advisory Agreements").

At the Board Meeting, in anticipation of the closing of the Transaction, the Board approved New Sub-Advisory Agreement. The New Sub-Advisory Agreement will not be effective for a Fund until approved by a majority vote of the outstanding shares of the Fund. Flexible Plan will continue to sub-advise each Fund pursuant to the Current Sub-Advisory Agreements (or an interim agreement) until the New Sub-Advisory Agreement is approved and the Transaction occurs.

Approval of the New Sub-Advisory Agreement will not increase the sub-advisory fees paid by the Adviser. For each respective Fund, the effective date of the New Sub-Advisory Agreement will be closing date of the Transaction if approved on or before the closing date of the Transaction, or if not approved until after the closing date of the Transaction, the date it is approved by the Funds’ shareholders.

The New Sub-Advisory Agreement

The terms of the New Sub-Advisory Agreement are identical in all material respects to those of the Current Sub-Advisory Agreements, except for the date of commencement and renewal. Under the terms of the Current Sub-Advisory Agreements and the New Advisory Agreement, Flexible Plan (the "Sub-Adviser") is entitled to receive an annual fee from the Adviser. The New Sub-Advisory Agreement does not increase the management fee. Under the Current Sub-Adviser Agreements, Flexible Plan earned the following compensation from the Adviser, not the Funds:

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Fund	Fee
The Gold Bullion Strategy Fund	0.50%*
The Gold Bullion Strategy Portfolio	0.50%*
Quantified Managed Income Fund	0.50%*
Quantified All-Cap Equity Fund	0.50%*
Quantified Market Leaders Fund	0.50%*
Quantified Alternative Investment Fund	0.50%*
Quantified STF Fund	0.75%**

*The Sub-Adviser receives a monthly fee of 0.50% of the Fund’s daily average net assets up to $300 million of Fund assets, 0.525% for the next $100 million, and 0.55% for additional Fund assets.

** The Sub-Adviser receives a month fee of 0.75% of Fund’s daily average net assets up to $300 million, 0.775% for the next $100 million of the Fund’s net assets, 0.80% for additional net assets of the Fund. For purposes of the breakpoint calculations above, all Fund net assets are measured in the aggregate.

As sub-adviser to the Funds, subject to the Board’s oversight, the Flexible Plan manages the Funds’ investment portfolios. The Current Sub-Advisory Agreements were most recently renewed on March 28, 2019 and initially approved by each Fund’s sole shareholder on the following dates:

Fund	Date
The Gold Bullion Strategy Fund	July 5, 2013
The Gold Bullion Strategy Portfolio	November 1, 2013
Quantified Managed Income Fund	August 9, 2013
Quantified All-Cap Equity Fund	August 9, 2013
Quantified Market Leaders Fund	August 9, 2013
Quantified Alternative Investment Fund	August 9, 2013
Quantified STF Fund	November 13, 2015

The Current Sub-Advisory Agreements and New Sub-Advisory Agreement provide that Flexible Plan shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Funds. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days’ notice.

For the fiscal years indicated, Flexible Plan earned fees indicated under the Current Sub-Advisory Agreements.

Fund	Fiscal Year Ended	Sub-Advisory Fees
The Gold Bullion Strategy	12-31-18	$ 235,096
The Gold Bullion Strategy Portfolio	12-31-18	$ 31,125
Quantified Managed Income	06-30-18	$ 219,434
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Quantified All-Cap Equity	06-30-18	$ 53,345
Quantified Market Leaders	06-30-18	$ 425,494
Quantified Alternative Investment	06-30-18	$ 48,483
Quantified STF	06-30-18	$ 776,290

A form of the New Sub-Advisory Agreement is attached as Appendix B. You should read the New Sub-Advisory Agreement. The description in this Proxy Statement of the New Sub-Advisory Agreement is only a summary.

Information Concerning the Flexible Plan

The Flexible Plan’s principal place of business is 3883 Telegraph Road, Suite 100, Bloomfield Hills, MI 48302. The Sub-Adviser is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The names, titles, addresses, and principal occupations of the principal executive officers and directors of Flexible Plan are set forth below:

Name and Address:*	Title and Principal Occupation:
Jerry Wagner	Chief Executive Officer and President
Renee Toth	Executive Vice President
David White	Chief Financial Officer
Gregory Smith	Chief Compliance Officer

* The address for each officer is 3883 Telegraph Road, Suite 100, Bloomfield Hills, MI 48302.

EVALUATION BY THE BOARD OF TRUSTEES

At the March 28, 2019, in person Board meeting, the Board, including a majority of the Independent Trustees, considered the approval of the New Advisory Agreement and the New Sub-Advisory Agreement.

In connection with the Board's consideration of the New Advisory Agreement and New Sub-Advisory Agreement, the Adviser and Flexible Plan provided the Board in advance of the meeting with written materials, which included information regarding: the nature, extent and quality of the services provided by the Adviser and Flexible Plan to the Funds; the investment performance of the Funds and Flexible Plan; the costs of the services to be provided to the Funds; the extent to which economies of scale benefit shareholders; and the profits realized by the Adviser and Flexible Plan and any affiliates from their relationship with the Funds.

The Board's deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Trustees reviewed the Adviser’s and Flexible Plan’s Form ADVs, a description of the manner in which investment decisions are made for the Funds by Flexible Plan, a description of the services provided by the Adviser and those services provided by Flexible Plan, a review of the experience of professional personnel performing services for each of the Funds, including the team of individuals that primarily monitor and execute the investment and administration processes, respectively, and a certification from each of the Adviser and Flexible Plan certifying that each had adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

In reaching their conclusions, the Trustees considered that the Adviser generally provides management and operational oversight of Flexible Plan. They also considered that the

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Adviser continues to provide numerous high-quality services to the Funds and Flexible Plan, including the ongoing monitoring and evaluation of the performance of the Flex Funds, various administrative services, trade execution, and extensive compliance review and assistance. The Trustees also considered that the Adviser had not reported any material compliance or regulatory matters, and the financial resources of the Adviser appeared adequate. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Funds were satisfactory and reliable.

With respect to Flexible Plan, the Trustees considered the experience and performance of the Flexible Plan’s portfolio management team, research staff, and compliance program. The Board considered that Flexible Plan employs a continuous investment program on behalf of each of the Funds and also uses the Funds as part of investment strategies and portfolios it offers to its clients as part of a wrap fee advisory arrangement or to other clients via separate accounts, as well as to the public. The Trustees reviewed the financial resources of Flexible Plan. The Board also considered Flexible Plan’s practices with respect to monitoring compliance for each of the Funds and found that Flexible Plan had devoted appropriate resources to compliance. The Trustees noted that the Board had a strong relationship with key personnel of Flexible Plan, who often participated in Board Meetings, and familiarity with the operations of Flexible Plan. The Trustees appreciated the proactive models and strategies which enhance performance. The Trustees noted that the loss of one portfolio manager had minimal effect on the Funds due to the quick replacement with a seasoned individual.

The Board concluded that Flexible Plan had sufficient quality and depth of personnel, financial resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services provided by Flexible Plan to each of the Funds were satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to Flexible Plan and therefore does not directly control the performance of the Funds. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and other reports for the Funds, obtaining derivative agreements and reporting to the Board, and concluded that the Adviser appears to be adequately monitoring Flexible Plan’s adherence to each Fund’s investment objective and appears to be carrying out its functions appropriately.

With respect to the performance results from Flexible Plan’s daily management and investment strategies, the Board considered the performance of each Fund compared to its primary benchmark index and Morningstar category for various periods ended December 31, 2018. The Trustees considered performance comparison information provided by the Adviser, using it as the primary source of relative performance. The Trustees also reviewed Flexible Plan’s strategy and explanations for over/under performance.

With respect to the Quantified Managed Income Fund, the Trustees noted the Fund lagged the Bloomberg Barclays Aggregate Bond Index for the one-year, five-year and since-inception periods, but outperformed the index for the three-year period. The Trustees noted the Fund lagged the Morningstar Intermediate Term Bond category for the one-year and five-year periods, but outperformed the category for the three-year period. The Trustees discussed Flexible Plan's prior refinements to its strategy as well as aspects that had proved helpful and

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those that had not. The Trustees considered that the refinements to the strategy appeared to have merit and that the refinements should be given sufficient time to prove out. Overall, the Trustees concluded that performance was satisfactory, but would continue to be monitored.

With respect to the Quantified All-Cap Equity Fund, the Trustees noted that the Fund lagged the S&P 500 Index for the one-year, three-year, five-year, and since inception periods. They further noted that the Fund lagged the Morningstar Mid-Cap Blend category for the three-year and five-year periods, but matched the category performance for the one-year period. The Trustees further noted the Fund does not follow an index-tracking strategy and therefore, swings in performance were expected. The Trustees also considered Flexible Plan's analysis of market conditions that were unfavorable to Flexible Plan's momentum based strategy, noting that short term volatility was not conducive to the success of the strategy. Overall, the Trustees concluded that performance was satisfactory, but would continue to be monitored.

With respect to the Quantified Alternative Investment Fund, the Trustees noted that the Fund lagged the S&P 500 Index for the one-year, three-year, five-year, and since inception periods. They further noted that the Fund lagged the Morningstar Multi-Alternative category for the one-year and five-year periods, but outperformed the category performance for the three-year period. The Board acknowledged that the S&P 500 Index does not directly correspond to the Fund's investment strategy and noted that its inclusion is for a general reference to market returns. They also noted that Flexible Plan had re-aligned the strategy to be more akin to a hedge fund replication strategy and that when compared to a hedge fund index (the HFRX Global Hedge Fund Index) the Fund had outperformed this index over the since-inception period of the Fund. Overall, the Trustees concluded that performance was satisfactory, but would continue to be monitored.

With regards to the Quantified Market Leaders Fund, the Board noted that the Fund lagged the Wilshire 5000 Index for the one-year, three-year, five-year and since-inception periods. The Trustees noted the Fund lagged the Morningstar Mid-Cap Growth category for the one-year, three-year, five-year periods. The Trustees further noted that like other Funds in the group, the Fund did not follow an index-tracking strategy and therefore, swings in performance were expected. The Trustees also considered Flexible Plan's analysis of market conditions that were unfavorable to Flexible Plan's trend-following strategy, noting that short term volatility was not conducive to the success of the strategy and tended to produce whipsaw events that caused the Fund to miss out on market gains. The Trustees also considered that Flexible Plan was conducting research on means to reduce whipsaw effects and the benefits that might be gained from a hedging overlay sub-strategy. Overall, the Trustees concluded that performance was satisfactory, but would continue to be monitored for improvements based on the Flexible Plan's ongoing strategy research.

With respect to the Quantified STF Fund, the Board noted that for the one-year, three-year and since-inception periods, the Fund lagged its benchmark, the NASDAQ 100 Total Return Index. The Trustees also noted the Fund lagged the Morningstar Large Cap Growth category for the one-year period, but outperformed the category over the three-year period. The Trustees considered that Flexible Plan employs a strategy with a leverage element and therefore returns were likely volatile when compared to an index or category. The Trustees also considered Flexible Plan's analysis of refinements to its strategy and market conditions in the past year that were, at times, unfavorable to Flexible Plan's trend-following and momentum-based strategies. They also considered Flexible Plan's observation that the strategy tended to work best in sustained bear or bull markets and that short term volatility was not conducive to the success of the strategy. Overall, the Trustees concluded that performance was considered

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satisfactory, but would continue to be monitored for improvements based on Flexible Plan’s ongoing strategy refinements.

With respect to both The Gold Bullion Strategy Fund and the Gold Bullion Strategy Portfolio, the Board noted both Funds underperformed the benchmark S&P GSCI Gold Index for the one-year, three-year, five-year, and since-inception periods. They also noted both Funds outperformed the Morningstar Commodity category for the one-year, three-year, and five-year periods. The Board noted that both Funds were designed to track the price of gold bullion. The Board also concluded that lags in performance were primarily attributable to the expenses of the Funds. They also observed that the fixed income portion of each Fund's portfolio would contribute to the difference in tracking to the S&P GSCI Gold Index. The Trustees concluded that each Fund’s performance was nearly tracking the price of Gold bullion as measured by S&P GSCI Gold Index and was, therefore, satisfactory.

Fees and Expenses. As to the costs of the services rendered to each Fund by each of the Adviser and Sub-Adviser, the Trustees considered a comparison of the level of advisory fees and total operating expenses charged by each Fund to funds in each Fund's Morningstar Category. The Trustees noted that the Adviser did not advise any investment vehicle with investment objectives and strategies substantially similar to the Funds and that Flexible Plan charged higher fees to client accounts with investment mandates similar to those of the Funds.

With respect to the Quantified Managed Income Fund, the Board noted that the advisory fee of 0.75% and total expense ratios of 1.78% (Investor Class shares) and 2.38% (Advisor Class shares) were within the range of the fees of the comparable funds and classes in the Morningstar Intermediate Term Bond category.

With respect to the Quantified All-Cap Equity Fund, the Board noted that the advisory fee of 0.75% and total expense ratios of 1.55% (Investor Class shares) and 2.15% (Advisor Class shares) were within the range of the total expenses of the comparable funds and classes in the Morningstar Mid Cap Blend category.

With respect to the Quantified Alternative Investment Fund, the Board considered that the advisory fee of 0.75% was below the average for funds in the Morningstar Multi-Alternative category. They also considered that total expense ratios of 2.07% (Investor Class shares) and 2.67% (Advisor Class shares) were within the range of the total expenses of the comparable funds and classes in the Morningstar Multi-Alternative category.

With respect to the Quantified Market Leaders Fund, the Board noted that the advisory fee of 0.75% was below the average for funds in the Morningstar Mid-Cap Growth category. They also considered that the total expense ratios of 1.76% (Investor Class shares) and 2.36% (Advisor Class shares) were within the range of the total expenses of the comparable funds and classes in the Morningstar Mid Cap Growth category.

With respect to the Quantified STF Fund, the Board noted that the advisory fee of 1.00% and total expense ratios of 1.71% (Investor Class shares) and 2.31% (Advisor Class shares) were within the range of advisory fees and within range of the average of the total expenses of the comparable funds and classes in the Morningstar Large-Cap Growth category.

With respect to the Gold Fund and Gold Portfolio, the Board noted that the 0.75% management fee of each Fund was below the average of the Morningstar Commodity category. The total expense ratios of 1.54% for Class A shares and Investor Class shares and 2.14% for

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Advisor Class shares of the Gold Fund and total expense ratio of the Gold Portfolio of 1.72% were each within the range of the Morningstar Commodity category for similar classes.

They further noted that the fees were not excessive and aligned with comparable funds. The Board also considered the allocation of the responsibilities as between the Adviser and Flexible Plan, noting that Flexible Plan was responsible for the management of each Fund's portfolio and the Adviser provided oversight and support services to Flexible Plan as well as trade execution. The Trustees reviewed the fees payable to each of the Adviser and Sub-Adviser, considered the allocation of the advisory fee payable to each Fund and the portion retained by the Adviser. The Trustees further noted that the Adviser will retain approximately 0.25% of the gross advisory fee for its services to each Fund, with the portion of the management fee retained by the Adviser decreasing slightly as the assets of each Fund, respectively, increase. The Board concluded that the allocation of the advisory fee as between the Adviser and Flexible Plan and the portion retained by the Adviser was not unreasonable in relation to the services rendered by the Adviser and Flexible Plan, respectively. The Board concluded that the management fee and overall expenses paid by each of the Funds were not unreasonable.

Profitability. The Board considered the profitability of each of the Adviser and Flexible Plan, respectively, and whether profits from each Fund, if any, were reasonable in light of the services provided to the Funds. The Board considered that at current asset levels and after payment of sub-advisory fees to Flexible Plan, the Advisor continued to operate at a loss with respect to each Fund; and operated at a loss or at only a very slight profit with respect to each Fund after including fees paid to affiliates for brokerage services and related revenue. For Flexible Plan, the Board considered that with respect to sub-advisory services for each Fund, Flexible Plan also operated at a loss. The Trustees also considered that Flexible Plan received revenue for certain shareholder services it provided to the Quantified Funds, noting that the level of such compensation did not appear to be unreasonable in relation to the services rendered, and further that with inclusion of this revenue, Flexible Plan’s relationship with each Fund was at best only marginally profitable at current asset levels. The Board concluded that the Adviser's and Flexible Plan’s level of profitability from each Fund was not excessive.

Economies of Scale. The Board considered whether the Adviser and Flexible Plan would realize economies of scale with respect to their management of the Funds. The Adviser representative stated the Adviser believes economies of scale will not be reached until assets reach a minimum of $300 to $500 million per fund, and economies of scale would be revisited when assets reach those levels.

Conclusion. Having requested and received such information from each of the Adviser and Flexible Plan as the Board believed to be reasonably necessary to evaluate the terms of each of the New Advisory Agreement and the New Sub-Advisory Agreement, respectively, and the Subsidiary Advisory Agreements and the Sub-Subsidiary Sub-Advisory Agreements, as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the New Advisory Agreement and New Sub-Advisory Agreement was in the best interests of each Fund and their current and future shareholders. In considering the New Advisory Agreement and the New Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of each of the Fund's surrounding circumstances. Furthermore, the Board concluded the Transaction would not result in an unfair burden to the Funds’ shareholders.

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THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1 AND VOTE "FOR" PROPOSAL 2.

OPERATION OF THE FUND

Each Fund (except for the Quantified STF Fund) is a diversified series of the Trust, an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated April 15, 2012. The Quantified STF Fund is a non-diversified series of the Trust. The Board oversees the activities of the Funds. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust currently retains the Adviser, located at 1445 Research Blvd., Suite 530, Rockville, MD 20850, as investment adviser to the Funds and Flexible Plan, located at 3883 Telegraph Road, Suite 100, Bloomfield Hills, MI 48302, as sub-adviser to the Funds. Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, New York 11788 ("Gemini") serves as the Funds' administrator, fund accountant, and transfer agent. U.S. Bank N.A., located at 425 Walnut Street, Cincinnati, OH 45202, serves as Custodian for the Funds. Ceros Financial Services, LLC (the "Distributor"), located at 1445 Research Blvd., Suite 530, Rockville, Maryland 20850 distributes shares of the Funds. The Distributor and Adviser are affiliates because they are under common control.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Funds will be voted for approval of the proposed New Advisory Agreement or New Sub-Advisory Agreement, as applicable. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the holders of the proxy on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of each Fund were issued and outstanding.

Fund	Outstanding Shares	Share Class
The Gold Bullion Strategy Fund	3,274,453.854	Investor
The Gold Bullion Strategy Fund	13,465.733	Advisor
The Gold Bullion Strategy Portfolio	538,139.5410	None
Quantified Managed Income Fund	6,264,588.671	Investor
Quantified Managed Income Fund	55,441.122	Advisor
Quantified All-Cap Equity Fund	1,691,759.921	Investor
Quantified All-Cap Equity Fund	9,931.295	Advisor
Quantified Market Leaders Fund	13,934,969.722	Investor
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Quantified Market Leaders Fund	50,641.060	Advisor
Quantified Alternative Investment Fund	935,114.519	Investor
Quantified Alternative Investment Fund	1,595.767	Advisor
Quantified STF Fund	8,208,834.431	Investor
Quantified STF Fund	13,661.116	Advisor

Shareholders of record of a Fund on the Record Date are entitled to vote at the Meeting on both Proposals. Each shareholder of a Fund is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter with respect to the Fund submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of each Fund are required for the approval of the New Advisory Agreement and New Sub-Advisory Agreement for that Fund. The 1940 Act defines "majority of the outstanding voting share" to mean the vote (i) of 67% or more of the voting securities (i.e., shares) present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less. This means that Proposals 1 and 2 may be approved by less than a majority of the outstanding shares of each Fund, provided a quorum is present at the Meeting.

Shareholders of a Fund will vote separately on Proposals 1 and 2. If Proposals 1 and 2 are approved by the shareholders of a Fund before the Transaction occurs, the New Advisory Agreement and the New Sub-Advisory Agreement will take effect when the Transaction occurs.

If the Transaction occurs before shareholders of a Fund approve both Proposal 1 and Proposal 2, or in the event that shareholders of a Fund have not approved either Proposal 1 or Proposal 2 when the Transaction occurs, the Adviser and Flexible Plan will continue to serve as the Fund’s adviser and sub-adviser, respectively. At the Board Meeting, the Trustees approved an interim advisory agreement between the Trust and the Adviser and an interim sub-advisory agreement between the Adviser and Flexible Plan. The interim advisory agreement is identical to the New Advisory Agreement and the Current Advisory Agreement and the interim sub-advisory agreement is identical to the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement. Rule 15a-4 under the 1940 Act permits a fund to enter into an interim advisory or sub-advisory agreement with an adviser, or sub-adviser, to manage a fund in the event of a change of control. Under Rule 15a-4, an interim agreement may remain in place for up to 150 days so that a fund may receive investment advisory services without interruption while its solicits shareholder approval of a new investment advisory agreement. In the event shareholders of a Fund do not approve either Proposal 1 or Proposal 2 at the Meeting or any adjournment, postponement or delay thereof after the Transaction occurs and prior to the expiration of the interim advisory or sub-advisory agreement with respect to that Fund, the Board would need to consider appropriate action, which could include, among other things, seeking approval of new investment advisory or sub-advisory agreements.

Upon approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the interim advisory agreement and interim sub-advisory agreement, if utilized, will terminate. All fees earned by Adviser and Flexible Plan pursuant to the interim agreements would be held in escrow pending shareholder approval of the New Advisory Agreement and New Sub-Advisory Agreement. Upon approval of the New Advisory Agreement and the New Sub-Advisory Agreement, the escrowed management fees would be paid to the Adviser and Flexible Plan and the interim advisory agreement and the interim sub-advisory agreement would terminate.

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Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Funds represented at the Meeting, but they are not affirmative votes for any proposal. As a result, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

Under the rules of the New York Stock Exchange ("NYSE"), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting). The NYSE considers the proposals to be voted upon at the Meeting to be non-routine matters that affect substantially a shareholders' rights or privileges. Consequently, brokers holding shares of the Funds on behalf of clients may not vote on Proposals 1 and 2 absent instructions from the beneficial owners of the shares.

Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

The presence, either in person or by proxy, of shareholders entitled to cast more than 50% of all the votes entitled to be cast at the Meeting shall constitute a quorum. If (1) a quorum is not present at the Meeting, or (2) a quorum is present but sufficient votes in favor of a proposal have not been obtained, then the Meeting may be adjourned from time to time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present, to permit further solicitation of proxies. The persons named as proxies may also adjourn the Meeting for any other reason in their discretion. Any adjourned Meeting may be held, within a reasonable time after the date set for the original Meeting, without the necessity of further notice unless a new record date of the adjourned Meeting is fixed. The persons named as proxies will vote those proxies that such persons are required to vote FOR the proposal, as well as proxies for which no vote has been directed, in favor of such an adjournment and will vote those proxies required to be voted AGAINST such proposal against such adjournment. In determining whether to vote for adjournment, the persons named as proxies shall consider all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, in determining that an adjournment and additional solicitation is reasonable and in the interests of shareholders. At any adjourned Meeting, the Trust may transact any business which might have been transacted at the original Meeting.

The individuals named as proxies will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board is not aware of any other matters to come before the Meeting.

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SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders of record owned 5% or more of a class of outstanding shares of the Funds:

Quantified Managed Income Fund

Name and Address	Number and Class of Shares	Percentage of the Class	Percentage of the Fund
E*Trade Savings Bank/FBO 75 PO Box 6503 Englewood, CO 80155	5,455,709.3400 Investor Class	87.09%	86.32%
Charles Schwab & Co Inc. Special Custody A/C FBO Customers 211 Main St. San Francisco, CA 94105	374,221.3970 Investor Class	5.97%	5.92%
Charles Schwab & Co Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 MAIN ST San Francisco, CA 94105	39,743.2050 Advisor Class	71.69%	0.63%
E*Trade Savings Bank/FBO 75 Po Box 6503 Englewood, CO 80155	9,951.5570 Advisor Class	17.95%	0.16%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,352.8330 Advisor Class	7.85%	0.07%

Quantified All-Cap Equity Fund

Name and Address	Number and Class of Shares	Percentage of the Class	Percentage of the Fund
E*Trade Savings Bank/FBO #75 Po Box 6503 Englewood, CO 80155-6503	1,522,077.8260 Investor Class	89.97%	89.45%
Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn MutualFunds 211 Main St. San Francisco, CA 94105	102,042.3580 Investor Class	6.03%	6.00%
E*Trade Savings Bank/FBO #75 Po Box 6503 Englewood, CO 80155-6503	5,218.0460 Advisor Class	52.54%	0.31%
Td Ameritrade FBO/John A. Werther Rollover IRA Td Ameritrade Clearing Custodian 2801 Bynum Overlook Dr. Abingdon MD 21009-2714	1,014.7860 Advisor Class	10.22%	0.06%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	3,535.1710 Advisor Class	35.60%	0.21%

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Quantified Market Leaders Fund

Name and Address	Number and Class of Shares	Percentage of the Class	Percentage of the Fund
E*Trade Savings Bank/FBO 7 Po Box 6503 Englewood, CO 80155	11,977,891.00 Investor Class	85.96%	85.64%
Charles Schwab & Co. Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105	968,628.7400 Investor Class	6.95%	6.93%
Charles Schwab & Co. Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105	39,992.6990 Advisor Class	78.97%	0.29%
E*Trade Savings Bank/FBO 75 PO Box 6503 Englewood, CO 80155	6,133.3500 Advisor Class	12.11%	0.04%

Quantified Alternative Investment Fund

Name and Address	Number and Class of Shares	Percentage of the Class	Percentage of the Fund
Nationwide Trust Co FSB/QPVA C/O IPO Portfolio Accounting Po Box 182029 Columbus, Oh 43218-2029	74,902.5210 Investor Class	8.01%	8.00%
E*Trade Savings Bank/FBO 75 Po Box 6503 Englewood, CO 80155	761,194.2620 Investor Class	81.40%	81.26%
Charles Schwab & Co. Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105	95,583.4870 Investor Class	10.22%	10.20%
E*Trade Savings Bank/FBO 75 Po Box 6503 Englewood, CO 80155	1,382.1380 Advisor Class	86.61%	0.15%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	212.6030 Advisor Class	13.32%	0.02%

Quantified STF Fund

Name and Address	Number and Class of Shares	Percentage of the Class	Percentage of the Fund
E*Trade Savings Bank/FBO 75 Po Box 6503 Englewood, CO 80155	7,086,987.6050 Investor Class	86.33%	86.19%
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Charles Schwab & Co. Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105	426,424.3640 Investor Class	5.19%	5.19%
Charles Schwab & Co. Inc/Special Custody A/C FBO Customers Attn Mutual Funds 211 Main St. San Francisco, CA 94105	1,940.3020 Advisor Class	14.20%	0.02%
E*Trade Savings Bank/FBO 75 Po Box 6503 Englewood, CO 80155	3,436.1790 Advisor Class	25.15%	0.04%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,024.1850 Advisor Class	7.50%	0.01%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	1,724.2500 Advisor Class	12.62%	0.02%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	740.6190 Advisor Class	5.42%	0.01%
Pershing LLC/P.O. Box 2052 Jersey City, NJ 07303-9998	2,893.0800 Advisor Class	21.18%	0.04%
Pershing LLC/P.O. Box 2052 Jersey City, NJ 07303-9998	700.9200 Advisor Class	5.13%	0.01%

The Gold Bullion Strategy Fund

Name and Address	Number and Class of Shares	Percentage of the Class	Percentage of the Fund
E*Trade Savings Bank/FBO 75 Po Box 6503 Englewood, CO 80155	2,364,655.6740 Investor Class	72.22%	71.92%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 221 MAIN ST SAN FRANCISCO, CA 94105	2,544.6910 Advisor Class	18.90%	0.08%
E*TRADE Savings Bank/FBO #75 PO BOX 6503 ENGLEWOOD, CO 801556503	1,999.9020 Advisor Class	14.85%	0.06%
National Financial Services LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	2,741.8010 Advisor Class	20.36%	0.08%
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	4,498.4260 Advisor Class	33.41%	0.014%

The Gold Bullion Strategy Portfolio

Name and Address	Number of Shares	Percentage of the Class	Percentage of the Fund
JEFFERSON NATIONAL LIFE INSURANCE CO 10350 ORMSBY PARK PLACE LOUISVILLE, KY 40223	534,145.0120	99.26%	N/A

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As of the Record Date, the Trustees and officers of the Trust beneficially owned, as a group less than 1% of the outstanding shares of the Funds.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act which must be met by convening such a shareholder meeting. Any shareholder proposals should be sent to Richard Malinowski, Secretary, Advisors Preferred Trust, 1445 Research Boulevard, Suite 530, Rockville, Maryland 20850.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The total cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting, the proxy card and any additional materials relating to the Meeting, and the solicitation of proxies (as described below) which is anticipated to total approximately $21,475 (including the same costs of other proxies that are related to the Transaction for other funds advised by the Adviser). These costs will be borne by the Adviser. The Trust has engaged AST Fund Solutions ("AST"), a proxy solicitation firm, to assist in the solicitation of proxies from brokers, banks, institutional holders and individual shareholders at an anticipated cost $11,922, including out of pocket expenses and solicitation expenses associated with soliciting proxies that are related to the Transaction from other funds advised by the Adviser. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes.

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by AST, officers of the Trust or employees of Gemini and the Adviser. As the Meeting date approaches, shareholders of the Funds may receive a call from a representative of AST, the Trust, Gemini, the Distributor or the Adviser if the Funds have not yet received their vote. Authorization to permit the execution of proxies may be obtained by telephonic instructions from the Funds shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Funds believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

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OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future. For such requests, call toll-free 888-567-1626 Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on May 31, 2019:

The notice of meeting, proxy statement and shareholder ballot is available at https://vote.proxyonline.com//AdvisorsPreferred/docs.

BY ORDER OF THE BOARD OF TRUSTEES

Catherine Ayers-Rigsby

President

April 22, 2019

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE By TELEPHONE OR ON THE INTERNET by following the instructions on the enclosed Voting Instruction CARD. FOR MORE INFORMATION OR ASSISTANCE WITH VOTING, PLEASE CALL 888-567-1626. Representatives are available to answer your call MONDAY THROUGH FRIDAY 9 A.M. TO 10 P.M. Eastern time.

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EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

Between

ADVISORS PREFERRED TRUST

and

ADVISORS PREFERRED LLC

AGREEMENT, is as of [_________], 2019, between Advisors Preferred Trust, a Delaware statutory trust (the "Trust"), and Advisors Preferred LLC, a Maryland limited liability company (the "Adviser") located at 1445 Research Blvd, Suite 530, Rockville, MD 20850.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the series governed by this Agreement are named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect

A-1

services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser's obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Funds, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Funds"), Appendix A to this Agreement may be amended to make such Additional Funds subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Funds, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any Additional Fund subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in "control," as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser. The Adviser shall not bear expenses of the Fund's operation, except the preceding and those specifically allocated to the Adviser under this agreement in Appendix A or under any separate agreement between the Trust and the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement in Appendix A or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the respective Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. Some expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, sub-dividend disbursing agent, sub-transfer agent, sub-accounting agent, or other agent engaged by the Trust to service shareholder accounts.

A-2

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees including those affiliated with the Adviser, all expenses incurred in connection with unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. (i) All expenses incidental to holding meetings of shareholders where the need for the meeting is not the result of the Adviser's actions, including the printing of notices and proxy materials, and proxy solicitations therefor. (ii) All expenses incidental to holding meetings of shareholders where the need for the meeting is the result of the Adviser's actions, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of a Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of a Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to a Fund in a manner approved by its Trustees.

2.2.14 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.15 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of a Fund's portfolio securities.

2.2.16 Taxes. All taxes or governmental fees payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.17 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

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2.2.19 Rule 12b-1 Distribution and/or Service Fees. Such expenses incurred pursuant to a 12b-1 plan as applicable to a Fund and one or more of its share classes.

3. Management Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the relevant Fund and in accordance with the Adviser's proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser represents it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to

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Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, member, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, member, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date of execution, and in the case of a new Fund, as of the date upon which the new Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and if such amendment is material, (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such material amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

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16. Use of Name.

The Trust is named the Advisors Preferred Trust and each Fund may be identified, in part, by the name "Advisors Preferred Trust."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of Maryland.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

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ADVISORS PREFERRED TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL MANAGEMENT FEE AS A PERCENT OF AVERAGE NET ASSETS OF THE FUND
The Gold Bullion Strategy Fund	0.75%
The Gold Bullion Strategy Portfolio	0.75%
Quantified Managed Income Fund	0.75%
Quantified All-Cap Equity Fund	0.75%
Quantified Market Leaders Fund	0.75%
Quantified Alternative Investment Fund	0.75%
Quantified STF Fund	1.00%

Pursuant to Section 2.2 of this Agreement, the Adviser shall also bear expenses identified under Section 2.2.8 and Section 2.2.9(ii).

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

ADVISORS PREFERRED TRUST

By: ______________________

Name: Catherine Ayers-Rigsby

Title: President

ADVISORS PREFERRED LLC

By: ______________________

Name: Catherine Ayers-Rigsby

Title: Chief Executive Officer

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EXHIBIT B

SUBADVISORY AGREEMENT

THIS "AGREEMENT" is made and entered into as of the [_]th day of [___], 2019 between Advisors Preferred, LLC (the "Adviser"), a Maryland limited liability company registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and Flexible Plan Investments, Ltd., a Michigan corporation (the "Subadviser") (the Adviser and the Subadviser, collectively, the "Parties") and also registered under the Advisers Act, with respect to each of the series of the ADVISORS PREFERRED TRUST, a Delaware statutory trust (the "Trust"), listed hereto on Appendix A (each a "Fund" and together the "Funds".

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the "SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"), been retained to act as investment adviser for the Funds;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund's assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1. Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of the Funds (the "Subadviser Assets") subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other private pooled investment vehicles and other managed accounts and that the Adviser and the Trust do not object to such activities.

2. Duties of Subadviser.

(a) Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund's prospectus ("Prospectus") and statement of additional information ("SAI") as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust's Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser's activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund's or the Trust's affairs.

Adviser acknowledges that Subadviser cannot guarantee investment success. The securities markets are volatile and Subadviser may underperform various market indexes, funds and the investments themselves on an unmanaged basis. These are normal market risks and are the risks of the Fund. Past performance cannot guarantee future results. Subadviser relies on services, systems, information, programs and data provided by third parties including, without limitation, broker/dealers, registered representatives, insurance agents, investment advisers, custodians, insurance companies, transfer agents, solicitors and the employees and agents of each of them (all of such third parties referred to as "Service Providers"). The Service Providers are believed to be reliable but such reliability cannot be guaranteed. Subadviser is not responsible for any Service Provider's failure or delay in performance of its responsibilities. This limitation applies to any action or inaction on the part of any Service Provider however caused, including delays, failures or inaccuracies in any electronic system, computer system, software application or communication system and understands the scope of Subadviser's responsibility as so limited, and

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covenants with Subadviser that Adviser will not attempt to hold Subadviser liable for any loss or expense attributable in whole or in part to any Service Provider's failure or delay.

(b) Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust's Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the "Declaration of Trust" and "By-Laws," respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the "Code"), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust's Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund's and the Trust's overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with its obligations under this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser's determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end; (i) if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M, and (ii) the specifics associated with Adviser's conclusion that the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with as much notice as reasonably practical of any change in the Fund's investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust's Registration Statement on Form N-1A, and any amendments thereto, Annual Report, Semi-Annual Report, and such other reports and materials as the Adviser may reasonably request.

Upon request of the Adviser, the Subadviser also agrees: to review those portions of the Prospectus, SAI, and Trust's Registration Statement, Annual Report, Semi-Annual Report, and such other reports and materials as the Adviser may reasonably request, relating to the Subadviser and its relationship to, and actions for, the Trust; to notify the Adviser of any material inadequacy; and, to further notify the Adviser if it becomes aware that any relevant portions thereof have become materially inaccurate.

It is further acknowledged and agreed that Subadviser may rely completely on Adviser's determinations that the Fund and its associated persons are in full compliance with the mandates of the Commodities Futures Trading Commission and with the rules and regulations associated with the operation and maintenance of a passive foreign investment company.

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(c) Voting of Proxies. The Adviser shall be responsible for the voting of proxies for which the Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act.

(d) Brokerage. Except as mutually agreed upon in writing between the Adviser and Subadviser, the Adviser shall be responsible to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively "Brokers") as Adviser may elect and negotiate commissions to be paid on such transactions. The Adviser, however, is not required to obtain the consent of the Trust's Board of Trustees prior to establishing any such brokerage account. The Adviser shall place all orders for the purchase and sale of portfolio investments for the Fund's account with Brokers selected by the Adviser. In the selection of such Brokers and the placing of such orders, the Adviser shall seek to obtain for the Fund the best execution available. In using its reasonable efforts to obtain for the Fund the best execution available, the Adviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including (without limitation) price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Adviser shall not consider a Broker's sale of Fund shares when selecting the Broker to execute trades. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Adviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Adviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Adviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Adviser in connection with the Adviser's services to other clients. On occasions when the Adviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Adviser Assets as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Adviser Assets.

(e) Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser's Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust's Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(f) Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the "Fund's Records"). The Subadviser acknowledges that the Fund's Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund's Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund's Records for its internal files. The Fund's Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal

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business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(g) Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust's or the Adviser's reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(h) Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any material changes in such custodian banks or custody arrangements. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions. Subadviser shall not directly or indirectly take custody of the assets of the Fund; such assets shall always be held in the name of the custodian, or in street name, as determined by the custodian of the Fund selected by the Trust or the Adviser.

Adviser, through the selected custody arrangements of the Fund or otherwise, shall be responsible, to provide facility to:

(a) provide an independent custodian of the Subadviser Assets to take, hold, invest and re-invest mutual fund assets at the direction of Subadviser;

(b) provide a security trade execution on-line electronic facility;

(c) provide a current and updated listing of securities available for investment;

(d) review and approve all security trades directed by Subadviser and process approved trades;

(e) provide email confirmation that trade directives were received and processed within one business day after receipt of directive;

(f) manage the Subadviser Assets including collection of dividends, interest, proceeds of sale and other monies due and collectable therefor;

(g) provide Subadviser with a daily schedule of assets file, in electronic format, which, at a minimum, details the cusip, security name, number of shares and total dollar value as of close of business on the immediately previous business day for each security then owned;

(h) provide Subadviser with a daily accounting of the net asset value of the Fund, in electronic format, including detail regarding all relevant fees inclusive of the Compensation payable hereunder;

(i) provide, in electronic format, on a basis not less frequent than monthly, industry standard reports that contain the account balances for all positions and cash, cost basis, current market values and time weighted return reports;

(j) provide, in electronic format, Subadviser with a "Computation of Investment Counsel Fees" monthly detailing the compensation payable hereunder to Subadviser;

(k) provide, in electronic format, all trade exceptions identified; the same to be researched and cleared immediately and daily reports rendered in respect thereof.

3. Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4. Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. Except as provided in Schedule A of this Agreement, or as otherwise mutually agreed in writing by the relevant parties, the Subadviser shall not be responsible for the Trust's, the Fund's or Adviser's expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection

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therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. Except as otherwise mutually agreed upon in writing by the relevant parties, the Trust, Fund, or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5. Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the "Investment Report") during the term of this Agreement. The Investment Reports are due within ten (10) days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within ten (10) days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6. Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to a monthly fee equal as set forth in Appendix A of this Agreement.

7. Exclusivity. The Subadviser will not subadvise or license the Fund's investment strategy for another regulated investment company as defined in the Code under Subchapter M, other than the Fund, during the term of this Agreement without consent of the Adviser. Notwithstanding the foregoing, Subadviser and persons controlled by or under common control with Subadviser have and may have advisory, management service or other agreements with other organizations and persons, and may have other interests and businesses. Nothing in this Agreement is intended to preclude such other business relationships; provided, however, that Subadviser agrees to use its best efforts to resolve conflicts and to allocate investment opportunities fairly among its clients and the Fund. It is understood that Subadviser, its officers, employees and agents may own investments in the same or different securities or insurance products as the Fund and that their management of same may differ from Subadviser's management of the assets of the Fund.

8. Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a) The Subadviser is registered as an investment adviser under the Advisers Act and maintains compliance policies and procedures consistent with Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the 1940 Act (to the extent applicable);

(b) The Subadviser is a corporation duly organized and properly registered and operating under the laws of the State of Michigan with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser's powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d) The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the

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Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

9. Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

(a) The Adviser is registered as an investment adviser under the Advisers Act;

(b) The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Maryland with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d) The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e) The Adviser acknowledges that it received a copy of the Subadviser's Form ADV prior to the execution of this Agreement; and

(f) The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser's entering into and performing this Agreement.

10. Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

11. Liability and Indemnification.

(a) Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees ("Affiliates") and each person, if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons"), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund's shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser's Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

(b) Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable

B-6

attorneys' fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys' fees and expenses, which may be sustained as a result of the Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

(c) The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

12. Duration and Termination.

(a) Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date and year upon which the Fund commences investment operations, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust's Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust's Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i) By vote of a majority of the Trust's Board of Trustees, or by "vote of a majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon sixty (60) days written notice to the Subadviser;

(ii) By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within fifteen (15) days of notice of the breach; or

(iii) By the Subadviser upon sixty (60) days written notice to the Adviser and the Trust.

This Agreement shall not be assigned by either party (as such term is defined in the 1940 Act) without the express written consent of the other party and shall terminate automatically in the event of its assignment without such consent or upon the termination of the Advisory Agreement.

13. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

14. Reference to Adviser and Subadviser.

(a) The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser's consent unless such consent is withdrawn in writing by the Subadviser.

B-7

(b) Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

15. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not "interested persons" of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

16. Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a) Authorized. The Subadviser, Adviser or the Trust has authorized such disclosure;

(b) Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c) Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(d) Already Known. Such information already was known by the party prior to the date hereof;

(e) Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund's custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(f) Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund's portfolio holdings.

In addition, Adviser agrees that any proprietary, financial or other nonpublic information that it obtains directly or indirectly as the result of its working with Subadviser in connection with this Agreement regarding Subadviser, including, but not limited to, the methodology employed by Subadviser to solicit its customers, and the identity of Subadviser's solicitor referral agents and/or their respective broker/dealer and/or RIA affiliations, its investment selection, trading or marketing methods and techniques, or Subadviser's actual or potential customers (collectively, the "Information") shall be "confidential" as of the date that Adviser obtains such information regardless of whether the information is received prior to, contemporaneously with, or subsequent to the execution of the Agreement. Such information will include, but not be limited to, "nonpublic personal information" as that term is defined in Subtitle A of the Title V of the Gramm-Leach-Bailey Act (the "Act") and the implementing interagency Privacy Regulations, as may be amended from time to time.

Adviser agrees that it will use the Information solely for the purposes for which the information is disclosed to it by Subadviser or as otherwise permitted by law or the implementing Privacy Regulations, in the ordinary course of business to carry out the purposes for which Subadviser disclosed the information to Adviser.

17. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a) If to the Subadviser:

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Flexible Plan Investments, Ltd.

Jerry C. Wagner

3883 Telegraph Road, Suite 100

Bloomfield Hills, MI 48302

Phone: 248-642-6640

Email: jerry@flexibleplan.com

(b) If to the Adviser:

ADVISORS PREFERRED, LLC

Catherine Ayers-Rigsby

1445 Research Boulevard, Ste. 530

Rockville, MD 20850

Phone: 240-223-1998

Email: cayers-rigsby@cerosfs.com

18. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Maryland without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

20. Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, "interested person," "affiliated person," and "assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

21. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

22. Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

23. Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

[ Signature Page Follows ]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISORS PREFERRED LLC By: ___________________ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer	FLEXIBLE PLAN INVESTMENTS, LTD. By: ___________________ Name: Jerry C. Wagner Title: President

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Schedule A

Expenses to be Paid by the Subadviser - None.

APPENDIX A

Name of Fund
The Gold Bullion Strategy Fund(1)
The Gold Bullion Strategy Portfolio(1)
Quantified Managed Income Fund(1)
Quantified All-Cap Equity Fund(1)
Quantified Market Leaders Fund(1)
Quantified Alternative Investment Fund(1)
Quantified STF Fund(2)

A monthly fee equal to 0.50% of the Funds' daily average net assets up to $300 million of Subadviser Assets, 0.525% for the next $100 million of Subadviser Assets and 0.55% for Subadviser Assets in excess of $400 million. A monthly fee equal to 0.75% of the Funds' daily average net assets up to $300 million of Subadviser Assets, 0.775% for the next $100 million of Subadviser assets and 0.80% for Subadviser Assets in excess of $400 million.

For purposes of the breakpoint calculations above, Subadviser Assets means all Fund net assets in the aggregate. For the services provided pursuant to this Agreement, the Subadviser is entitled to a monthly fee equal to the annual rate as footnoted above. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets' average daily net asset value. Any compensation payable by Advisor to the Subadviser pursuant to this Agreement shall be reduced by any unpaid expenses payable by the Subadviser pursuant to Section 4 of this Agreement, including specifically any expenses set forth in Schedule A of this Agreement, or as the Subadviser shall have further agreed in writing to bear on behalf of the Trust, Fund, or Adviser.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund's Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISORS PREFERRED LLC By: ___________________ Name: Catherine Ayers-Rigsby Title: Chief Executive Officer	FLEXIBLE PLAN INVESTMENTS, LTD. By: __________________ Name: Jerry C. Wagner Title: President
B-11

# PROXY CARD

**SIGN, DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free 888-567-1626 Monday through Friday 9 a.m. to 10 p.m. Eastern

**CONTROL NUMBER**

## Quantified Funds

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Kevin Wolf, Richard Malinowski, Allyson Stewart and Teresa Ritchie, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of The Gold Bullion Strategy Fund, The Gold Bullion Strategy Portfolio, Quantified Managed Income Fund, Quantified All-Cap Equity Fund, Quantified Market Leaders Fund, Quantified Alternative Investments Fund and Quantified STF Fund (the "Funds") to be held at the office of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on May 31, 2019 at 10:15 a.m., Eastern time, and at any and all adjournments thereof.

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.**

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, SUCH AS A MOTION TO ADJOURN.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 31, 2019. The proxy statement for this meeting is available at: https://vote.proxyonline.com//AdvisorsPreferred/docs.

---

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. The signer(s) also acknowledges receipt of the Proxy Statement.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

---

**THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT, "FOR" APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.**
**THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

**PROPOSAL**

**THANK YOU FOR VOTING**

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]